Exhibit 99.1
Stock Code: 688082 Stock Short Name: ACM Shanghai  Announcement No: 2026-003

ACM Research (Shanghai), Inc.
Shareholder Inquiry-Based Transfer Plan

ACM RESEARCH, INC. (hereinafter referred to as “ACMR US” or the “Transferor”) warrants that the information provided to ACM Research (Shanghai), Inc. (hereinafter referred to as the “Company” or “ACM Shanghai”) contains no false records, misleading statements or material omissions, and is legally liable for its authenticity, accuracy and completeness thereof in accordance with the law.
ACM Shanghai and all members of its Board of Directors hereby warrant that the content of this announcement is consistent with the information provided by the person subject to disclosure obligations.

Important Notices:
The shareholder intending to participate in the pre-IPO inquiry-based transfer of ACM Shanghai (hereinafter referred to as the “Inquiry-Based Transfer”) is ACMR US;
The total number of shares intended to be transferred by the Transferor is 4,801,648 shares, representing 1.00% of the total share capital of ACM Shanghai;
The Inquiry-Based Transfer will not be conducted through centralized bidding trading or block trading and will not constitute a reduction of shares on the secondary market. Shares acquired by a transferee through the Inquiry-Based Transfer shall not be transferred within six (6) months after its acquisition thereof;
Each transferee of this Inquiry-Based Transfer shall be an institutional investor possessing corresponding pricing capability and risk tolerance.

I. Details on the Shareholder Intending to Participate in the Transfer
(I) Name, Number of Shares Held, and Shareholding Percentage of the Transferor

Exhibit 99.1
The Transferor has entrusted Guotai Haitong Securities Co., Ltd. (hereinafter referred to as “Guotai Haitong”) to organize and implement the Inquiry-Based Transfer. As of January 30, 2026, the number of pre-IPO shares held by the Transferor and its percentage of the total share capital in ACM Shanghai are as follows:

S.N.	Name of the Shareholder Intending to Participate in the Transfer	Number of Shares Held (Shares)	Percentage of Total Share Capital
1	ACMR US	357,692,308	74.49%
Note: The above shareholding percentage is calculated based on ACM Shanghai’s total share capital of 480,164,789 shares as of January 30, 2026.
(II) Whether the Transferor Is the Controlling Shareholder, the Actual Controller, a Shareholder Whose Shareholding Percentage Is More Than 5%, a Director or a Senior Management at ACM Shanghai
The Transferor, ACMR US, in the Inquiry-Based Transfer, is the controlling shareholder of ACM Shanghai, which is a company controlled by HUI WANG, the actual controller and Chairman of ACM Shanghai, and the Transferor in the Inquiry-Based Transfer is a person acting in concert with HUI WANG and Jian Wang, a Director and General Manager of ACM Shanghai, collectively holding more than 5% of the total share capital of ACM Shanghai.
(III) Transferor’s Statement on Clear Title of Shares Intended to Be Transferred, Absence of Transfer Restrictions or Prohibitions, Compliance with Applicable Rules, and Its Commitments
The Transferor represents that the shares held by the Transferor have been released from lock-up restrictions and possess clear title.
The Transferor is not subject to any prohibition from reducing its shareholding in ACM Shanghai as set out in the Interim Measures for the Administration of Shareholding Reduction by Shareholders of Listed Companies or the Guidelines No.

Exhibit 99.1
15 of Shanghai Stock Exchange for Self-Regulation of Listed Companies-Shareholding Reduction by Shareholders, Directors and Senior Management (Revised March 2025).
The timing of the Transferor initiating, implementing and participating in the Inquiry-Based Transfer does not fall within the window period specified in Article 6 of the Guidelines No. 4 of Shanghai Stock Exchange for Self-Regulation of Listed Companies on the STAR Market—Inquiry-Based Transfers and Placement (Revised March 2025). The Transferor is not subject to any of the circumstances specified in Articles 7 and 8 of the Guidelines No. 15 of Shanghai Stock Exchange for Self-Regulation of Listed Companies—Shareholding Reduction by Shareholders, Directors and Senior Management (Revised March 2025).
The Transferor has not breached any regulations concerning shareholding reduction or any of its commitments.
(IV) Commitment of the Transferor Regarding Its Sufficient Pre-IPO Shares Available for Transfer and Strict Compliance with Relevant Obligations
The Transferor commits to having sufficient pre-IPO shares available for transfer and to strictly complying with all relevant obligations.
II. Main Contents of the Inquiry-Based Transfer Plan
(I) Basic Information of the Inquiry-Based Transfer
The number of shares to be transferred in the Inquiry-Based Transfer shall be 4,801,648 shares, representing 1.00% of the total share capital of ACM Shanghai, and the reason for such transfer is the Transferor’s own capital needs.

Exhibit 99.1

Name of Shareholder Intending to Transfer Shares	Number of Shares Intended to be Transferred	Percentage of Total Share Capital	Percentage of Shares Held	Reason for Transfer
ACMR US	4,801,648	1.00%	1.34%	Transferor’s own capital needs
Note: Minor discrepancies in the above table result from rounding off. “Percentage of shares held” refers to the proportion of the shares intended to be transferred to the total number of shares held by ACMR US in ACM Shanghai as of January 30, 2026.
(II) Basis for Determining the Floor Price and Principles and Methods for Determining the Transfer Price
The Transferor and the organizing securities company have jointly determined the floor price for the Inquiry-Based Transfer through consultation, taking into account factors such as the Transferor’s own capital needs, and the floor price of the Inquiry-Based Transfer shall not be lower than 70% of the average trading price of the shares over the 20 trading days preceding the date of issuance of the subscription invitation (i.e., January 30, 2026, inclusive).
Upon the end of the quotation period for the inquiry-based subscription, Guotai Haitong will accumulate valid subscriptions and determine the transfer price based on the principles of price priority, volume priority and time priority.
The specific method is as follows:
1. If the total number of shares validly subscribed exceeds the upper limit of shares in the Inquiry-Based Transfer, then the transfer price, subscribers, and allocated number of shares shall be determined based on the following principles (the priority shall be determined in the order of serial numbers below):
(1) Priority of subscription price: ranking on a cumulative basis based on the descending order of bid prices;

Exhibit 99.1
(2) Priority of number of shares subscribed: if bid prices are identical, ranking on a cumulative basis based on the descending order of number of shares subscribed;
(3) Priority of timing for receipt of Subscription Quotation Form: if both bid prices and number of shares subscribed are identical, ranking on a cumulative basis based on the time of receipt of Subscription Quotation Form in the chronological order from the earliest to the latest, with earlier valid subscriptions being prioritized for allocation.
When the total number of shares validly subscribed equals to or first exceeds 4,801,648 shares, the lowest subscription price of valid subscriptions on a cumulative basis shall be the price of the Inquiry-Based Transfer.
2. If the total number of shares validly subscribed by inquiry participants on a cumulative basis is less than 4,801,648 shares, the lowest quotation price of all valid subscriptions shall be determined as the price of the Inquiry-Based Transfer.
(III) The Securities Company Entrusted to Organize and Implement The Inquiry-Based Transfer Is Guotai Haitong
Contact Department: Guotai Haitong Capital Markets Department
Project Email: ibd_ecmacmr@gtht.com
Contact and Inquiry Phone Number: 021-38032666
(IV) Eligibility Criteria for Investors Participating in the Transfer
The transferees of the Inquiry-Based Transfer shall be institutional investors possessing corresponding pricing capabilities and risk tolerance, including:
1. Institutional investors meeting the eligibility criteria for offline investors in initial public offerings as set out in the Implementation Rules of Shanghai Stock Exchange for the Offering and Underwriting of Securities in Initial Public Offerings (Revised 2025), or other institutional investors specified by the Shanghai Stock Exchange (including products under their management), i.e., securities companies, fund management companies, futures companies, trust companies, wealth management companies, insurance companies, finance companies, qualified foreign

Exhibit 99.1
institutional investors, private fund managers and other professional institutional investors;
2. Private fund managers, other than the professional institutional investors specified in the preceding paragraph, provided that they have completed registration with the Asset Management Association of China (and the products under their management intended to participate in the Inquiry-Based Transfer have completed filing with the Asset Management Association of China).
III. Whether There Exists Any Operational Risks, Change of Control, or Other Material Matters in Respect of ACM Shanghai
(1) ACM Shanghai has no operational risks that shall be disclosed as set out in Section 2 of Chapter 8 of the Rules Governing the Listing of Stocks on the STAR Market of Shanghai Stock Exchange;
(2) The Inquiry-Based Transfer does not involve any circumstances that may result in a change in control of ACM Shanghai;
(3) There are no other material matters that should be disclosed but have not been disclosed.
IV. Relevant Risk Warnings
(1) The implementation of this Inquiry-Based Transfer plan carries the risk that shares may be judicially frozen or seized due to unforeseen circumstances arising after the disclosure made by the Transferor in the ACM Research (Shanghai), Inc. Shareholder Inquiry-Based Transfer Plan and the Verification Opinion of Guotai Haitong Securities Co., Ltd. on Relevant Qualifications of Shareholders of ACM Research (Shanghai), Inc. for the Inquiry-Based Transfer of Shares to Specific Institutional Investors, thereby affecting the implementation of the Inquiry-Based Transfer.
(2) The Inquiry-Based Transfer Plan is subject to the risk that it may be suspended due to significant changes in market conditions.
V. Attachments

Exhibit 99.1
Please refer to the attached document titled Verification Opinion of Guotai Haitong Securities Co., Ltd. on Relevant Qualifications of Shareholders of ACM Research (Shanghai), Inc. for the Inquiry-Based Transfer of Shares to Specific Institutional Investors, which is disclosed concurrently with this Announcement.

This Announcement is hereby issued.

ACM Research (Shanghai), Inc.
Board of Directors
January 31, 2026